                          AIM SUMMIT INVESTORS PLANS II

                          Supplement dated July 1, 2005
                    to the Prospectus dated February 28, 2005


Effective June 30, 2005, the shares of the AIM Summit Fund in which the AIM Summit Investors Plans II invests will be redesignated as Class P shares.

The following information replaces in its entirety the information appearing under the heading "FEE TABLE " in the prospectus:

"FEE TABLE

These are the estimated fees and expenses you may pay if you invest in a plan.

PLAN OWNER FEES
----------------------------------------------------------------------------------------

(deducted directly from your plan investments)

----------------------------------------------------------------------------------------
Creation and Sales Charges when you buy shares as a
percentage of net amount invested                                              50.00%(1)
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
----------------------------------------------------------------------------------------

(deducted from the assets of the fund as a percentage of average daily net assets)

----------------------------------------------------------------------------------------
Management Fees(3)                                                              0.64%
Distribution and/or Service (12b-1) Fees(4),(5)                                 0.25%
Other Expenses                                                                  0.22%
Total Annual Fund Operating Expenses                                            1.11%
Fee Waiver(5)                                                                   0.15%
Net Expenses                                                                    0.96%
----------------------------------------------------------------------------------------

(1) Creation and Sales Charges of up to 50% will be deducted from your first 12 investments. If you complete scheduled payments over a 15-year plan, you will pay Creation and Sales Charges of up to 3.33%. Creation and Sales Charges are paid to the Sponsor in consideration of activities undertaken by the Sponsor to facilitate the sale of the plans.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The management fee is paid to A I M Advisors, Inc. (the advisor). The advisor serves as the fund's investment advisor and is responsible for its day-to-day management.

(4) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

(5) Distribution and/or Service Fees are paid by the fund to the Sponsor pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payments to be made to the Sponsor to finance any activity which is primarily intended to result in the sale of fund shares. Amounts paid out pursuant to the Distribution Plan may also be used to pay service fees under a shareholder service arrangement and the costs of administering the Distribution Plan. The Sponsor has contractually agreed to waive 0.15% Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans I."